UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 23, 2006

                          Medefile International, Inc.
             (Exact name of registrant as specified in its charter)



            Nevada                   033-25126 D              85-0368333
(State or Other Jurisdiction      (Commission File        (I.R.S. Employer
       of Incorporation)              Number)           Identification Number)

                          2 Ridgedale Avenue, Suite 217
                             Cedar Knolls, NJ 07927
               (Address of principal executive offices) (zip code)

                                 (973) 993-8001
              (Registrant's telephone number, including area code)

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Directors


On August 23, 2006, the Board of Directors of Medefile International, Inc. (the "Company") appointed Anthony Paquin to the Board of Directors of the Company. There are no understandings or arrangements between Mr. Paquin and any other person pursuant to which Mr. Paquin was selected as a director. Mr. Paquin will serve as an independent member of the Audit and Compensation Committees of the Board of Directors. Mr. Paquin does not have any family relationship with any director, executive officer or person nominated or chosen by us to become an officer or director.


From February 2006 to the present, Mr. Paquin has served as the founder and Chief Executive Officer of The Paquin Group, an alliance of industry-leading experts and resources created to assist hospitals in the implementation of healthcare retail strategies. From December 2002 to January 2005, Mr. Paquin was a self-employed management consultant, specializing in management consulting services to senior leadership or major healthcare companies. From March 1998 to November 2002, Mr. Paquin was the chief executive officer of Medinex Systems, Inc.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1     Press release dated August 23, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Medefile International, Inc.


Dated: August 28, 2006              By: /s/ Milton Hauser
                                        -----------------
                                    Name:    Milton Hauser
                                    Title:   President, Chief Executive Officer